EXHIBIT 99.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

                           PURSUANT TO 18 U.S.C. 1350,

      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Annual Report of First Real Estate Investment Trust of New Jersey (the "Company") on Form 10-K for the perio ended October 31, 2003 (the "Report"), I, Robert S. Hekemian, Chairman of the Board and Chief Executive Officer of the Company, do hereby certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

     1. the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, 15 U.S.C 78m or 78o(d), and

     2. the information contained in the Report fairly presents, in all material respects, the financial condition, and results of operations of the Company.



Dated: January 27, 2004



                                           /s/ Robert S. Hekemian
                                               ---------------------------------
                                               Robert S. Hekemian
                                               Chairman of the Board and, Chief
                                               Executive Officer